UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

NEOPHOTONICS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 4, 2011, NeoPhotonics Corporation (the “Company”) issued a press release regarding the Company’s financial results for the second quarter ended June 30, 2011. A copy of the Company’s press release is furnished and attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS

Prior to and in connection with the Company’s initial public offering of its common stock in February 2011, all of the Company’s executive officers and directors and certain stockholders entered into lock-up agreements with the underwriters of the initial public offering pursuant to which they agreed not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of common stock of the Company, or any options or warrants to purchase any shares of common stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of common stock of the Company, whether then beneficially owned or thereafter acquired, for a period of 180 days after the public offering date (the “Lock-Up Period”), February 2, 2011, subject to automatic extension under certain circumstances (the “Lock-Up Agreements”).

The Lock-Up Agreements provide that if, prior to the expiration of the 180-day restricted period, the Company announces that it will release financial results during the 16-day period beginning on the last day of the 180-day period, the Lock-Up period will be automatically extended until the expiration of the 18-day period beginning on the date of release of such earnings results.

As a result of the Company’s announcement on July 21, 2011 by the Company that it will release its financial results for the second quarter ended June 30, 2011 on August 4, 2011, the Lock-Up Period under the Lock-Up Agreements has automatically been extended through August 21, 2011.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release issued by NeoPhotonics Corporation on August 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2011	NEOPHOTONICS CORPORATION

	By:	/s/ James D. Fay
James D. Fay
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by NeoPhotonics Corporation on August 4, 2011.